MERRIMAC INDUSTRIES, INC.
                             STOCK OPTION COMMITTEE


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                        Action Taken by Unanimous Written
                        Consent of Stock Option Committee
                               in Lieu of Meeting

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     The undersigned, constituting all the members of the Stock Option Committee of Merrimac Industries, Inc., a New Jersey corporation (the "Company"), in accordance with Section 14A:6-7.1(5) of the New Jersey Business Corporation Act, do hereby consent in writing to the taking of the actions embodied in the following resolutions, which are hereby adopted as the resolutions of the Stock Option Committee of the Company, and do further hereby direct the Secretary of the Company to file this Written Consent with the minutes of proceedings of the Stock Option Committee.


     RESOLVED, that upon the payment of the stock dividend (the "Stock Dividend") of the number of shares of Common Stock, par value $.50 per share (the "Common Stock"), of Merrimac Industries, Inc. (the "Company") equal to 10% of the total number of shares of Common Stock outstanding on May 15, 1998 (the "Record Date") as declared by the Board of Directors on May 4, 1998, (i) the price per share for each share of Common Stock subject to outstanding options under the Company's 1983 Key Employee Stock Option Plan, 1993 Stock Option Plan, and 1997 Long-Term Incentive Plan (each a "Plan" and collectively, the "Plans") shall be adjusted by dividing such price per share immediately prior to the payment of the Stock Dividend by 1.1 and (ii) the number of shares of Common Stock subject to each outstanding option under the Plans shall be adjusted by multiplying the number of shares of Common Stock subject thereto immediately prior to the payment of the Stock Dividend by 1.1; and further

     RESOLVED, that upon payment of the Stock Dividend, the remaining aggregate number of shares of Common Stock that may be issued under the Company's 1983 Key Employee Stock Option Plan be and it is hereby adjusted to 5,458 and the total number of shares of Common Stock that may be made subject to options under such Plan be and it is hereby adjusted to 150,496 shares; and further

     RESOLVED, that upon payment of the Stock Dividend, the remaining aggregate number of shares of Common Stock that may be issued or made subject to options under the Company's 1993 Stock Option Plan be and it is hereby adjusted to 268,290, the total number of shares of Common Stock that may be made subject to options under such Plan be and it is hereby adjusted to 324,390 shares and the number of shares of Common Stock that may be issued or made subject to options thereunder to any Non-Employee Director (as defined in the Company's 1993 Stock Option Plan) be and it is hereby adjusted to 1,650 per year; and further

     RESOLVED, that upon payment of the Stock Dividend, the aggregate number of shares of Common Stock that may be issued or otherwise made subject to awards under the Company's 1997 Long-Term Incentive Plan (the "1997 Plan") be and it is hereby adjusted to 275,000, of which (i) the aggregate number of shares of Common Stock that may be designated as Employee Options (as defined in the 1997
Plan) under the 1997 Plan be and it is hereby adjusted to 110,000 and (ii) the aggregate number of shares of Common Stock that may be designated as option awards other than Employee Options under the 1997 Plan be and it is hereby adjusted to 165,000; and further

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
     RESOLVED, that the value of any fractional shares of Common Stock that would be issuable as a result of the Stock Dividend shall be paid in cash based on the value of a share of Common Stock determined by the closing price of the Common Stock on the American Stock Exchange on the Record Date; and further

     RESOLVED, that the officers of the Company be, and each of them is hereby, authorized, in the name and on behalf of the Company, to make, execute and deliver, or cause to be made, executed and delivered, all such agreements, documents, applications, instruments, notices and other papers, and to do or cause to be done all such acts or things, in the name and on behalf of the Company and under its corporate seal or otherwise, as they may deem necessary or appropriate to effectuate or carry out the purposes and intent of the foregoing resolutions.

     IN WITNESS WHEREOF, the undersigned have executed this Unanimous Written Consent as of June 3, 1998.



                                               /s/    Albert H. Cohen
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                                                      Albert H. Cohen

                                               /s/    Arthur A. Oliner
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                                                      Arthur A. Oliner

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